UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

AVADEL PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed by table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Avadel Pharmaceuticals plc (the “Company”) with a definitive proxy statement related to a proposed transaction pursuant to that certain Transaction Agreement, dated October 22, 2025, by and between the Company and Alkermes plc (“Alkermes” and such agreement, the “Transaction Agreement”) in which Alkermes will acquire the Company (the “Acquisition”) pursuant to a court-sanctioned scheme of arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of Ireland (the “Scheme”), or under certain circumstances, subject to the terms of the Transaction Agreement, a takeover offer (as such term is defined in the Irish Takeover Rules) rather than the Scheme.

This Schedule 14A filing consists of the following documents relating to the Acquisition:

1.	Email from Gregory Divis, the Chief Executive Officer of the Company, sent to the Company’s employees, dated October 22, 2025

2.	Employee FAQs sent to the Company’s employees dated October 22, 2025

3.	Email from Gregory Divis, the Chief Executive Officer of the Company, sent to the Company’s investors dated October 22, 2025

Avadel Pharmaceuticals plc

Team Avadel,

Today, we are announcing the next exciting chapter for our company and LUMRYZ™, as we have entered into a definitive agreement for Avadel to be acquired by Alkermes.

The combination of our two leading companies builds on the foundation Avadel has created in narcolepsy and positions the combined companies to accelerate innovation and expand its leadership in the development of treatments for sleep and other neurological disorders.

A key strategic rationale for Alkermes in this transaction is that it accelerates their entry into and positions them as a key player in the sleep medicine market and provides a strong foundation for their potential future launch of alixorexton. Formerly ALKS 2680, alixorexton is an investigational, oral orexin 2 receptor agonist in development as a once-daily treatment for narcolepsy type 1, narcolepsy type 2 and idiopathic hypersomnia.

Here is a link to the announcement that was issued this morning: [Alkermes plc Announces Agreement to Acquire Avadel Pharmaceuticals plc | Avadel Pharmaceuticals PLC].

As many of you know, Alkermes plc (Nasdaq: ALKS), also headquartered in Dublin, Ireland, is a global biopharmaceutical company that seeks to develop innovative medicines in the field of neuroscience. Alkermes has a portfolio of proprietary commercial products for the treatment of alcohol dependence, opioid dependence, schizophrenia and bipolar 1 disorder, as well as a pipeline of clinical and preclinical candidates in development for neurological disorders, including narcolepsy and idiopathic hypersomnia.

For all of us at Team Avadel, this has been an amazing journey, and I am very proud of what we have accomplished TOGETHER.  In just a handful of years, we have navigated many challenges and have helped thousands of people with narcolepsy. Most importantly, we successfully developed, secured FDA approval, and brought to patients, the first and only once-at-bedtime extended release oxybate, LUMRYZ. Beyond that, we have expanded our pipeline to potentially benefit more eligible patients with our LUMRYZ Idiopathic Hypersomnia phase 3 program and our recent in-license of valiloxybate. And, of course, in the past 6 years we have grown Team Avadel from less than 30 colleagues and friends to over 200.

However, this journey doesn’t end today.

Our collective success and what we have accomplished, driven by your relentless hard work and true dedication to patients, is core to why Alkermes was interested in Avadel. Make no mistake, all of that and even more will be required to fulfill the true promise of the combined organization for all – something I know our team can and will deliver on!

For us, our culture was so critical to shaping our successes, and the same is true for Alkermes. It is clear that our cultures are very aligned. During my discussions with Richard Pops (CEO) and the Alkermes team, I have been extremely impressed. They care deeply about patients, their employees and their company culture just as we do. I know the combined organization can and will help even more patients and continue building upon the strengths of both organizations.

I am sure you will have lots of questions both today and into the future. We will do our best to answer as many as we can and will continue to do so until the transaction is complete. To begin this, we will host an all-employee town hall this morning at 9:30 a.m. Central Time as well as provide a specific FAQ (frequently asked questions) document for your reference. Please be on the lookout for a calendar invite to the town hall.

We understand this can create some uncertainty and we are committed to communicating transparently and timely as information becomes available. Importantly, our collective “why” of transforming the lives of people with narcolepsy has not changed and the most important thing we can do for patients is stay focused on the critical work we do every day – helping more eligible people with narcolepsy (PWN) who could benefit from LUMRYZ.

Thank you for all you have done to make a difference in the lives of thousands of people with narcolepsy and for making Avadel the special place it has become.

Best regards,

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The acquisition will be implemented by means of an Irish High Court-sanctioned scheme of arrangement on the terms provided for in the scheme document (or, if the acquisition is implemented by way of a takeover offer, the applicable takeover offer document), which will contain the full terms and conditions of the acquisition, including details of how Avadel shareholders may vote in respect of the acquisition. Any decision in respect of, or other response to, the acquisition, should be made only on the basis of the information contained in the scheme document (or if the acquisition is implemented by way of a takeover offer, the applicable takeover offer document).

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the acquisition, Avadel intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary and definitive proxy statement (which will include the scheme document). The definitive proxy statement will be sent to Avadel shareholders as of the record date to be established for voting at Avadel shareholder meetings to approve the acquisition. This communication is not a substitute for the proxy statement or any other document that Avadel may file with the SEC or send to its shareholders in connection with the acquisition. BEFORE MAKING ANY VOTING DECISION, AVADEL’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, THE PARTIES TO THE SCHEME AND RELATED MATTERS.

Any vote in respect of the resolutions to be proposed at the Avadel shareholder meeting to approve the acquisition, the scheme or related matters, or other responses in relation to the acquisition, should be made only on the basis of the information contained in the definitive proxy statement (including the scheme document).

The preliminary and definitive proxy statements, if and when filed, as well as Avadel’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at Avadel’s website at https://investors.avadel.com/sec-filings. Avadel shareholders and investors will also be able to obtain, without charge, a copy of the preliminary and definitive proxy statements (including the scheme document) and other relevant documents (when available) by directing a written request to Avadel Pharmaceuticals plc, Attn: Investor Relations, 16640 Chesterfield Grove Road #200, Chesterfield, MO 63005, United States, or by contacting Investor Relations via email at investors@avadel.com.

PARTICIPANTS IN THE SOLICITATION

Avadel and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Avadel shareholders in connection with the acquisition and any other matters to be voted on at Avadel shareholder meetings. Information about the directors and executive officers of Avadel, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Avadel’s definitive proxy statement on Schedule 14A for its 2025 annual general meeting of shareholders, dated and filed with the SEC on June 18, 2025. Other information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of Avadel shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the preliminary and definitive proxy statements (which will contain the scheme document) and other relevant materials to be filed with the SEC in connection with the acquisition. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Avadel’s future prospects, developments and business strategies, and the acquisition. Such forward-looking statements include, but are not limited to, statements relating to the acquisition involving Alkermes and Avadel, Avadel’s current expectations and estimates about the expected effects and anticipated benefits of the acquisition, the date of closing of the acquisition, including the parties’ ability to satisfy the conditions to the consummation of the acquisition and the other conditions set forth in the transaction agreement, and Avadel’s business activities and strategies. Avadel’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: (i) the ability of the parties to consummate the acquisition in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the acquisition, including with respect to the approval of Avadel shareholders and required regulatory approvals; (iii) potential delays in consummating the acquisition; (iv) the ability of Avadel to timely and successfully achieve the anticipated benefits of the acquisition; (v) the impact of health pandemics on the parties’ respective businesses and the actions the parties may take in response thereto; (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreement; (vii) the effect of the announcement or pendency of the acquisition on Avadel’s business relationships, operating results and business generally; (viii) costs related to the acquisition; (ix) and the outcome of any legal proceedings that may be instituted against the parties or any of their respective directors or officers related to the transaction agreement or the acquisition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Avadel’s most recent filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent reports on Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Avadel’s website at https://investors.avadel.com/sec-filings. The forward-looking statements set out in this report are made only as of the date hereof. Avadel assumes no obligation and does not intend to update these forward- looking statements, except as required by law.

RESPONSIBILITY STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Avadel accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Avadel (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS OF THE IRISH TAKEOVER RULES

Under the provisions of Rule 8.3(a) of the Irish Takeover Rules, any person who is ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel must make an ‘opening position disclosure’ following the commencement of the ‘offer period’. An ‘opening position disclosure’ must contain the details contained in Rule 8.6(a) of the Irish Takeover Rules, including, among other things, details of the person’s ‘interests’ and ‘short positions’ in any ‘relevant securities’ of Avadel. An ‘opening position disclosure’ by a person to whom Rule 8.3(a) applies must be made by no later than 3:30 pm (U.S. Eastern Time) on the day falling ten ‘business days’ following the commencement of the ‘offer period’. Relevant persons who deal in any ‘relevant securities’ prior to the deadline for making an ‘opening position disclosure’ must instead make a ‘dealing’ disclosure as described below.

Under the provisions of Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel, that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of Avadel during the ‘offer period’, by not later than 3:30 p.m. (U.S. Eastern Time) on the ‘business day’ following the date of the relevant transaction.

If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Avadel or any securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

In addition, each of Avadel and any offeror must make an ‘opening position disclosure’ by no later 12:00 noon (U.S. Eastern Time) on the date falling ten ‘business days’ following the commencement of the ‘offer period’ or the announcement that first identifies a securities exchange offeror, as applicable, and disclose details of any ‘dealings’ by it or any person ‘acting in concert’ with it in ‘relevant securities’ during the ‘offer period’, by no later than 12:00 noon (U.S. Eastern Time) on the business day following the date of the transaction (see Rules 8.1, 8.2 and 8.4).

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘opening position’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests” in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose an ‘opening position’ or ‘dealing’ under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

ADDITIONAL INFORMATION

Certain capitalized words used in this communication and not herein defined have the meanings given to such words in the Rule 2.7 Announcement dated October 22, 2025 issued by Avadel and Alkermes (the “Rule 2.7 Announcement”). The bases and sources set out in the Rule 2.7 Announcement have been used in this communication, unless otherwise stated or the context otherwise requires.

The release, publication or distribution of this communication in, into, or from, certain jurisdictions other than Ireland and the United States may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this communication are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this communication (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland and the United States who are not resident in Ireland and the United States will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

No statement in this communication is intended to constitute a profit forecast or a quantified financial benefit statement for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Avadel or Alkermes. No statement in this communication constitutes an asset valuation.

Transaction Frequently Asked Questions

(“Transaction FAQ”)

This document includes general FAQs on the agreement as well as FAQs specific for Avadel Pharmaceuticals plc (“Avadel” or the “Company”) employees.

Agreement FAQs

1.	What was announced?

Avadel entered into an agreement to be acquired for up to approximately $2.1 billion by Alkermes plc (“Alkermes”), a leading biopharmaceutical company that seeks to develop innovative medicines in the field of neuroscience. Alkermes has a portfolio of proprietary commercial products for the treatment of alcohol dependence, opioid dependence, schizophrenia and bipolar I disorder, and a pipeline of clinical and preclinical candidates in development for neurological disorders, including narcolepsy and idiopathic hypersomnia. Alkermes is headquartered in Dublin, Ireland and has a corporate office and research and development center in Massachusetts and a manufacturing facility in Ohio.

2.	Rationale for transaction

We believe the transaction positions the combined company to accelerate innovation and expand its leadership in development of treatments for sleep disorders and other neurological disorders, and that Alkermes has the capacity to maximize the value of Avadel’s current portfolio and accelerate the ability for LUMRYZ™, to reach more patients globally with increased global commercial scale as well as enhanced R&D and technology capabilities to rapidly advance the pipeline to develop more therapies for patients who are underserved.

For shareholders, the transaction at a per share price of $18.50 payable at the closing in cash plus a CVR representing a potential additional payment of $1.50 per share, based on the achievement by the Company of a regulatory milestone following the closing, provides substantial and compelling value. The acquisition is expected to close in the first quarter of 2026, subject to regulatory and shareholder approvals and other customary closing conditions. Prior to closing, Avadel and Alkermes will continue to operate as separate, independent companies.

We’ve built a company deeply committed to transforming the lives of people living with narcolepsy, and Alkermes shares our passion for innovation and patient impact and, together, we will continue this important work on behalf of people living with central disorders of hypersomnolence.

Employee FAQs

Not all of the information in this FAQ applies to employees outside of the United States. If you are an employee located outside of the United States, additional information specific to your location will be communicated separately.

The following Employee FAQ document is separated into the following sections:

•	High Level Overview About the Transaction

•	Integration and Impact

•	Communication

•	Employee Benefits

High Level Overview About the Transaction

3.	Why is Avadel being acquired? Why can’t we remain independent? How will this transaction benefit our business?

Since Avadel’s inception in 1996, we have accomplished a tremendous amount for patients, our employees, our customers and our shareholders. This acquisition is evidence of the value that we have created together. Our collective success and what we have accomplished, driven by your relentless hard work and true dedication to patients, is core to why Alkermes was interested in Avadel. Alkermes recognizes the skills, knowledge and experience of our team and is excited to work with you to further expand the commercial portfolio and development pipeline and grow the value of the combined company in the longer term.

The combination of our two leading companies builds on the foundation Avadel has created in narcolepsy and positions the combined companies to accelerate innovation and expand its leadership in the development of treatments for sleep and other neurological disorders. A key strategic rationale for Alkermes in this transaction is that it accelerates their entry into and positions them as a key player in the sleep medicine market and provides a strong foundation for their potential future launch of alixorexton.

Similar to Avadel, Alkermes cares deeply about patients, their employees and their company culture just as we do. We know the combined organization can and will help even more patients and continue building upon the strengths of both organizations.

4.	What are the next steps?

We expect the transaction to close in the first quarter of 2026, subject to regulatory and shareholder approvals and other customary closing conditions. Prior to closing, Avadel and Alkermes will continue to operate as separate, independent companies.

Following the announcement, to the extent permitted by applicable laws, Alkermes intends to engage with our senior management in integration planning, including a review of our business. This will involve evaluating the best way in which to further maximize the value of the combined company’s sleep disorder portfolio through commercial execution and investments in clinical development.

Until then and through closing, we will generally continue to operate in the ordinary course and execute on our existing business objectives.

We are committed to remaining as transparent as possible and we expect to hear from Alkermes very soon regarding their shared vision for the combined company.

5.	How does being an Irish company affect our ability to share information with our employees?

Avadel is an Irish public company and is therefore subject to the Irish Takeover Rules. These rules govern transactions such as this one and started to apply to Avadel when Avadel was first approached about a potential transaction and will continue until the transaction closes. These rules limit our ability to share information with employees beyond what is already in our public announcements and public filings.

While we may not have all the answers immediately, we are committed to being as transparent and timely as possible in our communications throughout this process.

To access our public filings related to this transaction, please visit the https://investors.avadel.com/.

6.	What resources and communications are available to me through the period until close? You can contact HR for further resources or communications.

Integration and Impact

7.	Who will be providing more information and when can we expect it? What should I expect for the integration?

As noted above, to the extent permitted by applicable laws, Alkermes intends to engage with our senior management in integration planning, including a review of our business to evaluate the best way in which to further maximize the value of the combined company’s sleep disorder portfolio through commercial execution and investments in clinical development. We just announced the transaction, so we will begin planning for the integration process soon and will communicate more information as we have it.

Remember, until the transaction is completed, no actual integration can occur as we must continue to operate as two separate, independent companies.

Please also remember your confidentiality obligations to Avadel remain in place.

8.	Will my reporting structure change prior to the closing?

Employees will continue to report to their respective managers, and we will continue to operate as an independent company until close.

If there are changes to reporting structures prior to closing, it will be solely determined by Avadel as part of normal business operations and not related to the transaction. The post-closing organizational and reporting structure will be reviewed as part of the integration planning process and will ultimately be determined by Alkermes following the closing. We will provide further updates as additional information becomes available.

9.	Will current roles and responsibilities change?

For now, and until closing, we will continue to operate as an independent company. If there are changes to reporting structures prior to closing, it will be solely determined by Avadel as part of our normal business operations and not related to the transaction.

It is important to stay focused on your day-to-day work as continuity will be key and we want to minimize disruptions.

We believe Alkermes is committed to remaining transparent and will share more about the post- closing plan as we progress towards closing.

10.	Is there any work that should stop?

Avadel and Alkermes will operate as separate, independent companies until closing of the transaction. Unless you have been specifically informed by your business leader of any changes, you should continue to focus on your day-to-day work. If there are changes prior to closing, it will be solely determined by Avadel as part of normal business operations, and not related to the transaction.

11.	How should I handle previously scheduled travel, business meetings, etc.?

Until the transaction closes, you should continue to perform your job as you normally would, and you can consult with your manager for further guidance.

12.	Will we continue to recruit for open positions? What should I tell candidates?

We remain focused on executing on our business priorities and recognize the need to support our corporate objectives.

If you are actively involved in recruiting for an open position and have questions, please contact your HR business partner.

13.	What about promotions or job transfers?

Avadel will continue to promote certain employees consistent with past practice. For now, and until closing, we will continue to operate as an independent company.

14.	What happens to employment offers that have been extended by Avadel to individuals who have not yet started?

Avadel remains focused on executing on its business priorities and recognizes the need to support its corporate objectives, which includes hiring in line with Avadel’s plan to support these objectives. Outstanding offers of employment remain in place with our new colleagues expected to start as planned.

15.	Are we going to be asked to relocate?

At this time, it is too early in the process to provide any further details regarding relocation. While we may not have all the answers immediately, we are committed to being as transparent and timely as possible in our communications throughout this process.

16.	What’s going to happen to our jobs?

For now, and until closing, we will continue to operate as an independent company, and the post- closing organizational structure will be defined as part of the integration planning process. Alkermes attributes significant value to Avadel’s management and employees, whose ongoing contribution will be key to growing the value of the enlarged business of Alkermes in the longer term.

We believe Alkermes is committed to a thoughtful assessment of the business and plans to develop an organizational structure that will draw on the best from both companies. The post- closing organizational structure will be reviewed as part of the integration planning process.

We will provide further updates as additional information becomes available.

17.	Will there be layoffs? When would we know?

There are no layoffs between now and closing.

We are committed to transparency and will share more information as quickly as we can. Alkermes is committed to a thoughtful assessment of the business and plans to develop an organizational structure that will draw on the best from both companies. The post-closing organizational structure will be reviewed as part of the integration planning process.

18.	Will there be office or site closures?

For now, and until closing, we are going to operate as an independent company. If there are changes in our sites or facilities prior to closing, it will be solely determined by Avadel as part of normal business operations.

The post-closing facility planning will be reviewed as part of the integration planning process. We will provide further updates as additional information becomes available.

Communication

19.	Can I talk to my customers/patient advocacy groups/partners? Do they know? What should I tell external stakeholders (e.g., consultants)?

We are communicating news of this agreement to stakeholders today and in the weeks ahead to ensure they understand the rationale for the transaction and to answer any questions they have.

You will receive guidance from your manager on communications with third parties. Until the transaction is completed, we will operate as two separate, independent companies. This includes continuing to manage these existing relationships as part of our ordinary course of business.

20.	Can I talk to my counterpart at Alkermes regarding business or operations?

Not currently. Until the transaction is completed, Avadel and Alkermes will continue to operate as separate, independent companies.

Prior to closing, you should not interact with employees at Alkermes about business matters unless you are directed to do so by a member of Avadel’s integration planning team or it is otherwise cleared by Legal. If there is a need to have discussions with your counterpart at Alkermes, that will be communicated to you as part of the integration process.

Please remember your confidentiality obligations to Avadel remain in place.

21.	What can I say to my family and friends?

Publicly available information can be shared. The announcement is available on the Avadel Investor Relations website located at https://investors.avadel.com/.

22.	What if I am approached by the media or investors?

If you’re contacted by the media/investors or have a social media policy question, please follow our communications guidelines by reaching out to Tom McHugh (*****).

Employee Benefits

The terms of your benefits are in all cases governed by the applicable plan document.

23.	What happens to any Avadel shares I hold?

At closing, you will receive $18.50 in cash plus one Contingent Value Right (CVR) for each share of Avadel you hold. This includes shares that you hold at the time of the closing of the transaction resulting from restricted stock units that have previously vested and converted to shares, options that have previously been exercised, shares purchased through the Employee Share Purchase Plan (“ESPP”) and any shares purchased on the open market. For clarity, if you sell shares (including those obtained via exercise of an option) prior to the closing of the transaction, you will not receive $18.50 in cash plus one CVR for each share of Avadel you hold.

24.	Can I sell my shares that I hold prior to the transaction closing?

The transaction does not limit your ability to sell your Avadel shares. However, all employees remain subject to the Insider Trading Policy.

25.	What happens to my Avadel equity awards?

Stock Options:

Stock options (“Avadel options”) that are outstanding at closing and have an exercise price less than $18.50, whether or not vested, will be cancelled in exchange for (i) a cash payment (less applicable tax or other mandatory withholdings) equal to the number of shares subject to the Avadel option, multiplied by the excess of $18.50 over the exercise price of such Avadel option, plus (ii) one CVR for each share subject to the Avadel option. You do not need to exercise your Avadel option to receive the consideration described in the preceding sentence.

•	For example, assume you have an Avadel option to purchase one share of Avadel stock with an exercise price per share of $2.00. You will receive $16.50 in cash (which represents the difference between $18.50 and the $2.00 exercise price) plus one CVR, less applicable tax or other mandatory withholdings.

Any Avadel Options that are outstanding at closing and have an exercise price equal to or greater than $18.50 will be cancelled for no consideration.

Restricted Stock Units

Avadel restricted stock unit awards (“RSUs”) that are outstanding at closing will be cancelled in exchange for (i) a cash payment (less applicable tax or other mandatory withholdings) equal to the number of outstanding RSUs multiplied by $18.50, plus (ii) one CVR for each outstanding RSU.

•	For example, assume you have outstanding Avadel RSUs representing 100 Avadel shares. You will receive $1,850 in cash (100 RSUs x $18.50), less applicable tax or other mandatory withholdings, plus 100 CVRs.

Restricted Stock Awards

Avadel restricted stock awards will accelerate and vest in full immediately prior to closing and will be treated in the same manner as all other Avadel shares in the transaction. However, payments with respect to unvested Avadel restricted stock awards will be subject to applicable tax or other mandatory withholdings.

•	For example, assume you have 100 unvested shares of Avadel restricted stock. You will receive $1,850 in cash (100 RSUs x $18.50), less applicable tax or other mandatory withholdings, plus 100 CVRs.

26.	Can I exercise my vested Avadel options before closing? Who should I contact with my stock questions?

Yes, you may exercise your vested Avadel options prior to the closing to the extent permitted by the Insider Trading Policy. If you choose to exercise your options prior to the closing and do not sell the resulting shares, the shares received upon exercise will then be treated the same as a share of Avadel stock at the closing of the transaction. If you choose not to exercise your options prior to close, your options will be treated as described in Question 25.

You may want to speak to your own financial/tax advisors if you are considering exercising your Avadel options during this window. You may also request the Avadel equity plan prospectuses for a description of the tax consequences applicable to stock options from HR.

It is possible there will be a restriction on option exercises as the closing of the transaction approaches. Any future restrictions will be communicated to you.

27.	What if I am currently enrolled in the Employee Share Purchase Plan (“ESPP”)?

In connection with the closing, Avadel’s ESPP will terminate. Any shares that are purchased under the ESPP prior to the closing will be treated like any other share of Avadel stock in the transaction and will be converted into the transaction consideration of $18.50 in cash plus one CVR.

The Company ESPP will be frozen and suspended as of October 22, 2025 and no new offering periods will begin under the Company ESPP.

28.	Can I sign up to participate in the ESPP between now and closing?

If you are not currently enrolled in the ESPP, you may not sign up to participate.

29.	Given the transaction is expected to close in the first quarter of 2026, will Avadel pay annual corporate and field-based bonuses and commissions for 2025?

Yes, consistent with past practice, the Company intends to pay 2025 bonuses in early 2026 as normal, to the extent earned and subject to continued employment through such payment date. However, if closing occurs prior to the date that the Company normally pays annual bonuses, then it is anticipated that, subject to regulatory approval, payment of the 2025 bonuses will be accelerated and paid on or as soon as practicable after closing.

30.	Will Avadel provide salary increases for 2026?

Yes, consistent with past practice, Avadel will consider annual merit-based increases for 2026 if closing has not occurred by January 1, 2026.

31.	What happens to the 401(k) plan and my contributions at close?

You may continue to contribute to your 401(k) account until closing. You will receive additional information regarding the 401(k) plan.

32.	What happens to our health and welfare plans?

Your health and welfare benefits (such as medical and dental) will continue uninterrupted through closing. At or after closing, employees are generally expected to be transferred to Alkermes’ health and welfare benefits plans, and more information regarding benefits post- closing will be finalized during the integration process and communicated as soon as possible.

33.	Am I eligible for COBRA (health benefits if terminated)?

For employees in the United States, you can request information regarding COBRA from HR.

34.	What happens if I am terminated after closing?

If you are located in the United States and your employment is terminated by the Company without "Cause" (as defined in the Avadel Severance Policy) within twelve months following the closing date, it is anticipated that, subject to regulatory approval, you will be entitled to the following severance benefits subject to the terms and conditions of the Avadel Severance Policy unless you are otherwise entitled to greater benefits under your employment agreement or offer letter:

•	A lump sum cash amount equal to 16 weeks of base salary.

•	COBRA premium payment or reimbursement for up to 16 weeks.

If you are located in Ireland and your employment is terminated by the Company in connection with or following closing, you will receive severance in accordance with your employment agreement or statutory requirements, whichever is greater.

35.	What happens if I resign between announcement and close?

If you resign between now and closing, your resignation will be handled consistent with our ordinary practice and you will not be eligible for certain items, including the following:

•	Severance benefits, including any applicable equity acceleration.

•	Any unvested Avadel options, RSUs and restricted stock awards will terminate immediately upon your resignation and you will not receive any payment for them.

•	Any vested Avadel options will remain outstanding for a period of time, typically three months, and will then terminate if not exercised prior to this time. If your Avadel options terminate prior to closing, they will no longer be outstanding at closing, and therefore you won’t receive any cash payments or CVRs for such options.

36.	What happens if I am terminated for cause either before close or after close?

If you are terminated for cause before or after closing you won’t receive any payments or benefits. The transaction does not have any impact on a termination for cause.

37.	What happens if I am on a leave of absence when the transaction closes?

Employees on a leave of absence at closing will transfer to Alkermes upon close.

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The acquisition will be implemented by means of an Irish High Court-sanctioned scheme of arrangement on the terms provided for in the scheme document (or, if the acquisition is implemented by way of a takeover offer, the applicable takeover offer document), which will contain the full terms and conditions of the acquisition, including details of how Avadel shareholders may vote in respect of the acquisition. Any decision in respect of, or other response to, the acquisition, should be made only on the basis of the information contained in the scheme document (or if the acquisition is implemented by way of a takeover offer, the applicable takeover offer document).

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the acquisition, Avadel intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary and definitive proxy statement (which will include the scheme document). The definitive proxy statement will be sent to Avadel shareholders as of the record date to be established for voting at Avadel shareholder meetings to approve the acquisition. This communication is not a substitute for the proxy statement or any other document that Avadel may file with the SEC or send to its shareholders in connection with the acquisition. BEFORE MAKING ANY VOTING DECISION, AVADEL’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, THE PARTIES TO THE SCHEME AND RELATED MATTERS.

Any vote in respect of the resolutions to be proposed at the Avadel shareholder meeting to approve the acquisition, the scheme or related matters, or other responses in relation to the acquisition, should be made only on the basis of the information contained in the definitive proxy statement (including the scheme document).

The preliminary and definitive proxy statements, if and when filed, as well as Avadel’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at Avadel’s website at https://investors.avadel.com/sec-filings. Avadel shareholders and investors will also be able to obtain, without charge, a copy of the preliminary and definitive proxy statements (including the scheme document) and other relevant documents (when available) by directing a written request to Avadel Pharmaceuticals plc, Attn: Investor Relations, 16640 Chesterfield Grove Road #200, Chesterfield, MO 63005, United States, or by contacting Investor Relations via email at investors@avadel.com.

PARTICIPANTS IN THE SOLICITATION

Avadel and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Avadel shareholders in connection with the acquisition and any other matters to be voted on at Avadel shareholder meetings. Information about the directors and executive officers of Avadel, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Avadel’s definitive proxy statement on Schedule 14A for its 2025 annual general meeting of shareholders, dated and filed with the SEC on June 18, 2025. Other information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of Avadel shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the preliminary and definitive proxy statements (which will contain the scheme document) and other relevant materials to be filed with the SEC in connection with the acquisition. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Avadel’s future prospects, developments and business strategies, and the acquisition. Such forward-looking statements include, but are not limited to, statements relating to the acquisition involving Alkermes and Avadel, Avadel’s current expectations and estimates about the expected effects and anticipated benefits of the acquisition, the date of closing of the acquisition, including the parties’ ability to satisfy the conditions to the consummation of the acquisition and the other conditions set forth in the transaction agreement, and Avadel’s business activities and strategies. Avadel’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: (i) the ability of the parties to consummate the acquisition in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the acquisition, including with respect to the approval of Avadel shareholders and required regulatory approvals; (iii) potential delays in consummating the acquisition; (iv) the ability of Avadel to timely and successfully achieve the anticipated benefits of the acquisition; (v) the impact of health pandemics on the parties’ respective businesses and the actions the parties may take in response thereto; (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreement; (vii) the effect of the announcement or pendency of the acquisition on Avadel’s business relationships, operating results and business generally; (viii) costs related to the acquisition; (ix) and the outcome of any legal proceedings that may be instituted against the parties or any of their respective directors or officers related to the transaction agreement or the acquisition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Avadel’s most recent filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent reports on Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Avadel’s website at https://investors.avadel.com/sec-filings. The forward-looking statements set out in this report are made only as of the date hereof. Avadel assumes no obligation and does not intend to update these forward- looking statements, except as required by law.

RESPONSIBILITY STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Avadel accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Avadel (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS OF THE IRISH TAKEOVER RULES

Under the provisions of Rule 8.3(a) of the Irish Takeover Rules, any person who is ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel must make an ‘opening position disclosure’ following the commencement of the ‘offer period’. An ‘opening position disclosure’ must contain the details contained in Rule 8.6(a) of the Irish Takeover Rules, including, among other things, details of the person’s ‘interests’ and ‘short positions’ in any ‘relevant securities’ of Avadel. An ‘opening position disclosure’ by a person to whom Rule 8.3(a) applies must be made by no later than 3:30 pm (U.S. Eastern Time) on the day falling ten ‘business days’ following the commencement of the ‘offer period’. Relevant persons who deal in any ‘relevant securities’ prior to the deadline for making an ‘opening position disclosure’ must instead make a ‘dealing’ disclosure as described below.

Under the provisions of Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel, that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of Avadel during the ‘offer period’, by not later than 3:30 p.m. (U.S. Eastern Time) on the ‘business day’ following the date of the relevant transaction.

If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Avadel or any securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

In addition, each of Avadel and any offeror must make an ‘opening position disclosure’ by no later 12:00 noon (U.S. Eastern Time) on the date falling ten ‘business days’ following the commencement of the ‘offer period’ or the announcement that first identifies a securities exchange offeror, as applicable, and disclose details of any ‘dealings’ by it or any person ‘acting in concert’ with it in ‘relevant securities’ during the ‘offer period’, by no later than 12:00 noon (U.S. Eastern Time) on the business day following the date of the transaction (see Rules 8.1, 8.2 and 8.4).

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘opening position’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests” in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose an ‘opening position’ or ‘dealing’ under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

ADDITIONAL INFORMATION

Certain capitalized words used in this communication and not herein defined have the meanings given to such words in the Rule 2.7 Announcement dated October 22, 2025 issued by Avadel and Alkermes (the “Rule 2.7 Announcement”). The bases and sources set out in the Rule 2.7 Announcement have been used in this communication, unless otherwise stated or the context otherwise requires.

The release, publication or distribution of this communication in, into, or from, certain jurisdictions other than Ireland and the United States may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this communication are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this communication (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland and the United States who are not resident in Ireland and the United States will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

No statement in this communication is intended to constitute a profit forecast or a quantified financial benefit statement for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Avadel or Alkermes. No statement in this communication constitutes an asset valuation.

Subject: Follow up from news of Avadel being acquired by Alkermes

Dear <<NAME>>,

As a follow up to the recent announcement that Avadel has entered into an agreement to be acquired by Alkermes, we value the support you have provided and the opportunity to answer questions you might have. These discussions over the last number of years have been constructive and critical for us.

As such, we welcome the opportunity to connect at a time that might work for all of us.

Please let us know if you have any questions and thank you for your continued support.

Additionally, as this transaction is governed by the Irish Takeover Rules, there are specific restrictions on what we can discuss which is limited to only what has been publicly communicated by Alkermes.  Additionally, we are required to have representation from one of our financial advisors to “chaperone” our discussion.

Greg

Greg Divis
Chief Executive Officer
––––––
avadel.com
16640 Chesterfield Grove Road, Suite 200
Chesterfield, MO 63005
Office: +1 636-730-1409

Important legal notice: This e-mail message and any attachments is intended only for the individual or entity to which it is addressed and may contain information that is privileged, confidential, proprietary and exempt from disclosure. If the reader of this e-mail message is not the intended recipient or the employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution, copying of this e-mail message or use of the content of this e-mail is strictly prohibited and may be unlawful. If you are not the intended recipient, please notify the sender as soon as possible by return e-mail and delete all copies of this message and any attachments immediately. All information contained herein is subject to amendment and modification.

___________________________________________________________________________

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The acquisition will be implemented by means of an Irish High Court-sanctioned scheme of arrangement on the terms provided for in the scheme document (or, if the acquisition is implemented by way of a takeover offer, the applicable takeover offer document), which will contain the full terms and conditions of the acquisition, including details of how Avadel shareholders may vote in respect of the acquisition. Any decision in respect of, or other response to, the acquisition, should be made only on the basis of the information contained in the scheme document (or if the acquisition is implemented by way of a takeover offer, the applicable takeover offer document).

Important Additional Information and Where To Find It

In connection with the acquisition, Avadel intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary and definitive proxy statement (which will include the scheme document). The definitive proxy statement will be sent to Avadel shareholders as of the record date to be established for voting at Avadel shareholder meetings to approve the acquisition. This communication is not a substitute for the proxy statement or any other document that Avadel may file with the SEC or send to its shareholders in connection with the acquisition. BEFORE MAKING ANY VOTING DECISION, AVADEL’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, THE PARTIES TO THE SCHEME AND RELATED MATTERS.

Any vote in respect of the resolutions to be proposed at the Avadel shareholder meeting to approve the acquisition, the scheme or related matters, or other responses in relation to the acquisition, should be made only on the basis of the information contained in the definitive proxy statement (including the scheme document).

The preliminary and definitive proxy statements, if and when filed, as well as Avadel’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at Avadel’s website at https://investors.avadel.com/sec-filings. Avadel shareholders and investors will also be able to obtain, without charge, a copy of the preliminary and definitive proxy statements (including the scheme document) and other relevant documents (when available) by directing a written request to Avadel Pharmaceuticals plc, Attn: Investor Relations, 16640 Chesterfield Grove Road #200, Chesterfield, MO 63005, United States, or by contacting Investor Relations via email at investors@avadel.com.

PARTICIPANTS IN THE SOLICITATION

Avadel and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Avadel shareholders in connection with the acquisition and any other matters to be voted on at Avadel shareholder meetings. Information about the directors and executive officers of Avadel, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Avadel’s definitive proxy statement on Schedule 14A for its 2025 annual general meeting of shareholders, dated and filed with the SEC on June 18, 2025. Other information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of Avadel shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the preliminary and definitive proxy statements (which will contain the scheme document) and other relevant materials to be filed with the SEC in connection with the acquisition. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Avadel’s future prospects, developments and business strategies, and the acquisition. Such forward-looking statements include, but are not limited to, statements relating to the acquisition involving Alkermes and Avadel, Avadel’s current expectations and estimates about the expected effects and anticipated benefits of the acquisition, the date of closing of the acquisition, including the parties’ ability to satisfy the conditions to the consummation of the acquisition and the other conditions set forth in the transaction agreement, and Avadel’s business activities and strategies. Avadel’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: (i) the ability of the parties to consummate the acquisition in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the acquisition, including with respect to the approval of Avadel shareholders and required regulatory approvals; (iii) potential delays in consummating the acquisition; (iv) the ability of Avadel to timely and successfully achieve the anticipated benefits of the acquisition; (v) the impact of health pandemics on the parties’ respective businesses and the actions the parties may take in response thereto; (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreement; (vii) the effect of the announcement or pendency of the acquisition on Avadel’s business relationships, operating results and business generally; (viii) costs related to the acquisition; (ix) and the outcome of any legal proceedings that may be instituted against the parties or any of their respective directors or officers related to the transaction agreement or the acquisition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Avadel’s most recent filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent reports on Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Avadel’s website at https://investors.avadel.com/sec-filings. The forward-looking statements set out in this report are made only as of the date hereof. Avadel assumes no obligation and does not intend to update these forward- looking statements, except as required by law.

RESPONSIBILITY STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Avadel accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Avadel (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

IMPORTANT NOTICES RELATING TO FINANCIAL ADVISORS

Goldman Sachs & Co. LLC, which is authorized and regulated by the Financial Industry Regulatory Authority, is acting exclusively as financial advisor for Avadel and for no one else in connection with the matters set out in this communication and will not regard any other person as its client in relation to the matters set out in this communication and will not be responsible to anyone other than Avadel for providing the protections afforded to clients of Goldman Sachs & Co. LLC nor for providing advice in relation to the acquisition or any other matter referred to in this communication. Neither Goldman Sachs & Co. LLC nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Goldman Sachs & Co. LLC in connection with this communication, any statement contained herein or otherwise.

Morgan Stanley & Co. LLC, acting through its affiliate Morgan Stanley & Co. International plc (together, “Morgan Stanley”), which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority in the United Kingdom, is acting exclusively for Avadel as financial advisor and for no one else in relation to the matters referred to in this communication. In connection with such matters, Morgan Stanley and its directors, officers, employees and agents will not regard any other person as its client, nor will it be responsible to anyone other than Avadel for providing the protections afforded to their clients or for providing advice in connection with the matters described in this announcement or any matter referred to herein.

DEALING DISCLOSURE REQUIREMENTS OF THE IRISH TAKEOVER RULES

Under the provisions of Rule 8.3(a) of the Irish Takeover Rules, any person who is ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel must make an ‘opening position disclosure’ following the commencement of the ‘offer period’. An ‘opening position disclosure’ must contain the details contained in Rule 8.6(a) of the Irish Takeover Rules, including, among other things, details of the person’s ‘interests’ and ‘short positions’ in any ‘relevant securities’ of Avadel. An ‘opening position disclosure’ by a person to whom Rule 8.3(a) applies must be made by no later than 3:30 pm (U.S. Eastern Time) on the day falling ten ‘business days’ following the commencement of the ‘offer period’. Relevant persons who deal in any ‘relevant securities’ prior to the deadline for making an ‘opening position disclosure’ must instead make a ‘dealing’ disclosure as described below.

Under the provisions of Rule 8.3(b) of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Avadel, that person must publicly disclose all ‘dealings’ in any ‘relevant securities’ of Avadel during the ‘offer period’, by not later than 3:30 p.m. (U.S. Eastern Time) on the ‘business day’ following the date of the relevant transaction.

If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Avadel or any securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

In addition, each of Avadel and any offeror must make an ‘opening position disclosure’ by no later 12:00 noon (U.S. Eastern Time) on the date falling ten ‘business days’ following the commencement of the ‘offer period’ or the announcement that first identifies a securities exchange offeror, as applicable, and disclose details of any ‘dealings’ by it or any person ‘acting in concert’ with it in ‘relevant securities’ during the ‘offer period’, by no later than 12:00 noon (U.S. Eastern Time) on the business day following the date of the transaction (see Rules 8.1, 8.2 and 8.4).

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘opening position’ and ‘dealings’ should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests” in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose an ‘opening position’ or ‘dealing’ under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

ADDITIONAL INFORMATION

Certain capitalized words used in this communication and not herein defined have the meanings given to such words in the Rule 2.7 Announcement dated October 22, 2025 issued by Avadel and Alkermes (the “Rule 2.7 Announcement”). The bases and sources set out in the Rule 2.7 Announcement have been used in this communication, unless otherwise stated or the context otherwise requires.

The release, publication or distribution of this communication in, into, or from, certain jurisdictions other than Ireland and the United States may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this communication are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this communication (including without limitation nominees, trustees and custodians) and are subject to the laws of any jurisdiction other than Ireland and the United States who are not resident in Ireland and the United States will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction.

No statement in this communication is intended to constitute a profit forecast or a quantified financial benefit statement for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Avadel or Alkermes. No statement in this communication constitutes an asset valuation.